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                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                      AIM LIMITED MATURITY TREASURY SHARES

                        Supplement dated October 9, 1996
                   to the Prospectus dated November 17, 1995,
                       as Supplemented December 28, 1995
                               and April 10, 1996


This Supplement replaces and incorporates the Supplement dated April 10, 1996.

The following sentences are added at the end of the paragraph under the caption "Portfolio Management" on page 8:

       "Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM since 1996 and has eight years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc."

The third paragraph under the caption "Purchases At Net Asset Value" on page A-6 is revised so that the term "immediate family" in categories (b), (d) and
(g) is defined as "(including spouse, children, parents and parents of spouse)".

The third paragraph under the caption "Purchases At Net Asset Value" on page A-6 is revised by changing item (h) to read in its entirety and adding new item (i) as follows:

       "(h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; and (i) shareholders of Baird Capital Development Fund who are exchanging their shares for shares of AIM CAPITAL DEVELOPMENT FUND."

The fourth paragraph under the caption "Purchases At Net Asset Value" on page A-6 is revised by deleting the word "or" before item (3), and inserting the following after item (3):

       ", or (4) all of the plan's transactions are executed through a single omnibus account per fund and the financial institution or service organization has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts."

The sections in the Investor's Guide starting at page A-1 relating to the timing and pricing of orders for purchases, exchanges and redemptions of shares are revised to reflect the following:

       The net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time ("NYSE Close"), on each business day of a fund. The net asset value (or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and NYSE Close on each business day of the fund.

       Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the fund will be confirmed at the price next determined.